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Anchor National Life               New Business Documents             New Business Documents [ANCHOR NATIONAL LOGO]
Insurance Company                  with checks:                       without checks:
1 SunAmerica Center                P. O. Box 100330                   P. O. Box 54299
Los Angeles, CA 90067-6022         Pasadena, CA  91189-0001           Los Angeles, CA   90054-0299
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DEFERRED ANNUITY APPLICATION                                                                      ANA-532 (11/98)
DO NOT USE HIGHLIGHTER.  Please Print or type.

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A. OWNER              [ ]Mr. [ ]Mrs.[ ]Ms. [ ]Miss [ ]Dr. [ ]Sr. [ ]Jr.

                      ----------------------------------------------------------------------------------------
                      LAST NAME                       FIRST NAME                  MIDDLE INITIAL

                      ----------------------------------------------------------------------------------------
                      STREET ADDRESS

                      ----------------------------------------------------------------------------------------
                      CITY                                    STATE                         ZIP CODE

                      MO.    DAY     YR.     [ ]M    [ ]F                               (   )
                      --------------------   ------------   --------------------------  ----------------------
                         DATE OF BIRTH           SEX       SOC. SEC. OR TAX ID NUMBER     TELEPHONE NUMBER


                      JOINT PARTICIPANT (IF ANY, MUST BE SPOUSE)
                                                                ----------------------------------------------
                                                                   LAST NAME     FIRST NAME    MIDDLE INITIAL

                      MO.    DAY     YR.     [ ]M    [ ]F                               (   )
                      --------------------   ------------   --------------------------  ----------------------
                         DATE OF BIRTH           SEX       SOC. SEC. OR TAX ID NUMBER     TELEPHONE NUMBER


B. ANNUITANT          ----------------------------------------------------------------------------------------
(Complete only        LAST NAME                       FIRST NAME                  MIDDLE INITIAL
if different
from owner)           ----------------------------------------------------------------------------------------
                      STREET ADDRESS

                      ----------------------------------------------------------------------------------------
                      CITY                                    STATE                         ZIP CODE

                      MO.    DAY     YR.     [ ]M    [ ]F                               (   )
                      --------------------   ------------   --------------------------  ----------------------
                         DATE OF BIRTH           SEX       SOC. SEC. OR TAX ID NUMBER     TELEPHONE NUMBER


                      JOINT PARTICIPANT (IF ANY, MUST BE SPOUSE)
                                                                ----------------------------------------------
                                                                   LAST NAME     FIRST NAME    MIDDLE INITIAL

                      MO.    DAY     YR.     [ ]M    [ ]F                               (   )
                      --------------------   ------------   --------------------------  ----------------------
                         DATE OF BIRTH           SEX       SOC. SEC. OR TAX ID NUMBER     TELEPHONE NUMBER



C. DEATH BENEFIT      [ ] Purchase Payment Accumulation                           [ ] Maximum Anniversary Value
(Owner must                Death Benefit Option                                       Death Benefit Option
choose one)           (See your investment representative or the prospectus for information  about these options.)

D. BENEFICIARY                                                                          PRIMARY[ ]CONTINGENT [ ]
                      --------------------------------------------------------------
                      LAST NAME     FIRST NAME       MIDDLE INITIAL   RELATIONSHIP

                                                                                        PRIMARY[ ]CONTINGENT [ ]
                      --------------------------------------------------------------
                      LAST NAME     FIRST NAME       MIDDLE INITIAL   RELATIONSHIP


E. TYPE OF            [ ] Nonqualified.  If nonqualified, is this a 1035 Exchange?  [ ] YES  [ ] NO
   CONTRACT               If yes, please complete a "Request for Transfer or 1035 Exchange" form (SA-2500RL).
                      [ ] Qualified, as indicated below. Is this a direct transfer? [ ] YES [ ] NO
                          If yes, please complete a "Request for Transfer or 1035 Exchange" form (SA-2500RL).
                          Please note: Please select an appropriate plan for qualified monies.
                      [ ]SEP [ ] 403(b) [ ] Terminal funding [ ] 457 [ ] 401 retirement plan
                      [ ] IRA Tax Year______ [ ] IRA rollover [ ] IRA transfer
                      [ ] Roth IRA   Roth IRA origination date__________    [ ]Other_______
                                                                                 PLEASE SPECIFY

F. ANNUITY DATE       MO.  DAY   YR.    Date annuity payments begin. (Must be at least 2 years after the
                      --------------    Certificate Date. Maximum age is the  later of the Owner's Age
                      ANNUITY DATE      90 or 10 years after Certificate Date. Note:  If left blank, the Annuity
                                        Date will default to maximum for nonqualified and to 70 1/2  for qualified contracts.)

G. GROSS
   PURCHASE           [ ] INITIAL PAYMENT: $_____________________
   PAYMENT(S)             Minimum initial payment is [$5,000] for nonqualified contracts; [$2,000] for qualified contracts. Payments may be wired or mailed.  Make check payable to: Anchor National
                          Life Insurance Company.
                      [ ] AUTOMATIC PAYMENTS: $_____________________
                          To establish automatic bank drafts for future payments, include a completed "Automatic
                          Payment Authorization" form (G-2233POS), and a voided check.


ANG-531 (11/98)                                     OVER                                                    2.99
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DEFERRED ANNUITY APPLICATION                                                               ANA-532 (11/98) SIDE 2
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H. SPECIAL            [ ] RIGHTS OF ACCUMULATION: Check the box at left if You have other qualifying contracts or
   FEATURES               certificates to be included under the Rights of Accumulation and include a completed
                          "Rights of Accumulation" form (TBD).

                      [ ] LETTER OF INTENT: Check the box at left and include a completed "Letter of Intent" form
                          (TBD).

                      [ ] SYSTEMATIC WITHDRAWAL: Check the box at left and include a "Systematic Withdrawal
                          Application" form (V-5550SW).

                      [ ] AUTOMATIC DOLLAR COST AVERAGING: Check the box at left and include a completed "Dollar
                          Cost Averaging Application" form (V-5551DCA).

                      [ ] PRINCIPAL ADVANTAGE: Check the box at left. Under Investment Instructions, indicate the fixed account desired and specify other allocations as percentages.

I. TELEPHONE /        Do you wish to authorize telephone TRANSFERS, subject to the conditions
   INTERNET           set forth below?                                                             [ ] YES [ ] NO
   TRANSFERS          Do you wish to authorize Internet TRANSFERS, subject to the conditions
                      set forth below?                                                             [ ] YES [ ] NO
                      (If no election is indicated the Company will default to yes for transfers via the telephone or Internet.) I authorize the
AUTHORIZATION         Company to accept telephone and/or Internet instructions for transfers in any amount among subaccounts from anyone providing proper identification subject to restrictions and limitations contained in the certificate and related prospectus, if any. I understand that
                      I bear the risk of loss in the event of a telephone or Internet instruction not authorized by me. The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the requestor and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record. For Internet transfers the Company will require proper password or
                      Internet authentication, keep records of all such transactions and send confirmations to the address of record.

                      Do you authorize the delivery of the prospectus and other required documentation to your personal Internet Address in lieu of receipt by mail? [ ] YES [ ] NO

                      If YES, You MUST indicate Your Internet Address in the space provided.
                                                                                            -------------------
                                                                                              Internet Address
J. SPECIAL
   INSTRUCTIONS       -------------------------------------------------------------------------------------------

                      -------------------------------------------------------------------------------------------

K. STATEMENT OF       This Contract [ ] WILL [ ] WILL NOT replace an existing life insurance or annuity
   OWNER              contract. (If this will replace an existing policy, please indicate name of issuing company and contract number below.)

                      COMPANY NAME                                    CONTRACT NUMBER
                                   -------------------------------                    ---------------------------

                      I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Deferred Annuity Application shall be a part of any Contract issued by the Company. I VERIFY MY UNDERSTANDING THAT ALL PAYMENTS AND VALUES
                      PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF VARIABLE ACCOUNT(S), ARE
                      VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I UNDERSTAND THAT ALL PAYMENTS AND VALUES
                      BASED ON THE GENERAL ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, WHICH MAY
                      RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS PAYABLE. I ACKNOWLEDGE RECEIPT OF THE
                      CURRENT PROSPECTUSES FOR (A-SHARE) INCLUDING THE SUNAMERICA SERIES TRUST AND ANCHOR SERIES
                      TRUST PROSPECTUSES. I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS.


                      Signed at
                                ----------------------------------------------       ----------------------
                                        CITY              STATE                      DATE

                      ----------------------------------------------    -----------------------------------------
                      OWNER'S SIGNATURE                                 REGISTERED REPRESENTATIVE'S SIGNATURE

                      ----------------------------------------------
                      JOINT PARTICIPANT'S SIGNATURE (IF APPLICABLE)


L. REGISTERED/        Will this Contract replace in whole or in part any existing life insurance or annuity
    LICENSED          contract? [ ] YES [ ] NO
 REPRESENTATIVE
 INFORMATION
                      ---------------------------------------------------------        --------------------------
                      REPRESENTATIVE'S LAST NAME    FIRST NAME   MIDDLE INITIAL        SOC. SEC. NUMBER


                      ---------------------------------------------------------        --------------------------
                      REPRESENTATIVE'S STREET ADDRESS       CITY       STATE           ZIP CODE

                                                   (   )
                      -----------------------      -----------------------------       --------------------------
                      BROKER/DEALER FIRM NAME      REPRESENTATIVE'S TELEPHONE NO.      LICENSED AGENT ID NUMBER

                      FRAUD WARNING: ANY PERSON WHO WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A
                      FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR
                      DECEPTIVE STATEMENT MAY BE GUILTY OF INSURANCE FRAUD.

ANG-531 (11/98)                                                                                              2.99
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